Exhibit 10.36.1


                                 LOAN AGREEMENT

         THIS LOAN AGREEMENT (this "Agreement") is made as of July 26, 2002, by and among Probex Corp., a Delaware corporation (the "Company"), and the lenders listed on Exhibit A hereto (each, a "Lender" and, collectively, the "Lenders").

         WHEREAS, the Company desires to borrow from the Lenders, and the Lenders desire to lend to the Company, the aggregate principal amount of up to $3,000,000, such indebtedness to be evidenced by promissory notes in the form attached hereto as Exhibit B (as amended, modified and restated from time to time, the "Note").

         NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Lenders and the Company, intending to be legally bound, hereby agree as follow:

1. AGREEMENT TO LEND. Subject to the terms and conditions of this Agreement and the Loan Documents (hereinafter defined), each Lender agrees to lend to the Company the principal amount specified opposite such Lender's name on Exhibit A hereto and the Company agrees to issue to the Lender (payable to the order of the Lender or its nominee, if any) a Note evidencing such obligation to the Lender on the Closing Date (hereinafter defined). The obligations of each Lender shall be several and not joint and no Lender shall have any obligation or liability to any person for the performance or non-performance by any other Lender hereunder or under any of the Loan Documents.

2. CLOSING. The closing (the "Closing") shall occur on or prior to the third day after the satisfaction or waiver of all conditions or obligations of the Lenders and the Company set forth in Sections 3.1 and 3.2 hereof (the "Closing Date").

3. CONDITIONS TO CLOSING; CLOSING DELIVERIES. The obligations of the Company and the Lenders to make the closing deliveries set forth in Sections 3.3 or 3.4, respectively, shall be conditioned upon the simultaneous delivery of the closing deliveries required to be made by the other party hereto pursuant to subsections Sections 3.3 or 3.4.

         3.1 Company's Conditions to Closing. The Company's obligation to issue the Notes to the Lenders is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

         (a) Closing Deliveries. The Company shall have received all documents, duly executed in a form reasonably satisfactory to the Company set forth in
Section 3.4 hereof.

         (b) Representations and Warranties. The representations and warranties of the Lender in this Agreement shall be true and correct when made and at the time of the Closing.

         (c) No Litigation. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby that prohibits the consummation of any of the transactions contemplated by the Loan Documents.

         3.2 Lenders' Conditions to Closing. The Lenders' obligation to advance the principal amount of the Notes to the Company as set forth in Section 4.1 hereof is subject to the fulfillment, prior to or at the Closing, of the following conditions:

         (a) Representation and Warranties. The representations and warranties of the Company in this Agreement shall be true and correct when made and at the time of the Closing.

         (b) Performance; No Default. The Company shall have performed and complied with all agreements and conditions contained in this Agreement and required to be performed or complied with by it prior to or at the Closing, unless waived by the Lenders, and after giving effect to the issuance of the Notes, no Event of Default (as defined in the Note) shall have occurred and be continuing.

         (c) Consent of Other Lenders. Any consents or approvals required to be obtained from any lender or holder of any outstanding debt for borrowed money of the Company and any amendments and agreements pursuant to which any debt for borrowed money may have been incurred by the Company and any other consents, which shall be necessary to permit the consummation of the transaction contemplated hereby shall have been obtained.

         (d) Closing Deliveries. Lenders shall have received all documents, duly executed in a form reasonably satisfactory to the Lenders set forth in Section
3.3 hereof.

         (e) No Litigation. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby that prohibits the consummation of any of the transactions contemplated by the Loan Documents.

         3.3 Closing Deliveries of the Company. At the Closing, the Company shall deliver to the Lenders the following, all of which shall be in form and content satisfactory to the Lenders and their counsel:

         (a) Note. The Note made payable to the order of the Lender or its nominee, if any, in the maximum aggregate principal amount specified opposite such Lender's name on Exhibit A hereto.

         (b) First Amendment to Intercreditor and Security Agreement. The First Amendment to Intercreditor and Security Agreement, duly executed and delivered by the Company, in substantially the form set forth in Exhibit C hereto (the "Amendment", and together with the Notes and the Warrant (hereinafter defined), collectively, the "Loan Documents").

         (c) Warrant. The Warrants, duly executed and delivered by the Company.

         (d) Evidence of Filing of Financing Statements. Evidence of filing of Uniform Commercial Code financing statements with respect to the collateral that is the subject of the Intercreditor and Security Agreement, dated as of March 29, 2002, by and among the Company and the parties thereto ("Security Agreement").

         3.4 Closing Deliveries of the Lenders. At the Closing, each Lender shall deliver the following, all of which shall be in form and substance reasonably satisfactory to the Company:

         (a) Advancement of Loan Amount. The portion of the principal amount of the Note set forth in Section 4.1 hereof to the Company by wire transfer in immediately available funds in accordance with the instructions set forth in Exhibit D attached hereto.

         (b) Amendment and Security Agreement. The Amendment and the Security Agreement, if the Lender is not

already a party thereto, duly executed and delivered by the Lender.

4.       FUNDING SCHEDULE; WARRANTS.

         4.1 Funding of Loan Proceeds. The Lenders shall deposit in the Company Account (hereinafter defined) the unadvanced principal amount of the Notes as follows:

         (a) 1/6th of the principal amount specified opposite such Lender's name on Exhibit A hereto on the Closing Date;
         (b) 1/6th of the principal amount specified opposite such Lender's name on Exhibit A hereto on August 1, 2002;
         (c) 1/6th of the principal amount specified opposite such Lender's name on Exhibit A hereto on September 1, 2002;
         (d) 1/6th of the principal amount specified opposite such Lender's name on Exhibit A hereto on October 1, 2002;
         (e) 1/6th of the principal amount specified opposite such Lender's name on Exhibit A hereto on November 1, 2002;
         (f) 1/6th of the principal amount specified opposite such Lender's name on Exhibit A hereto on December 1, 2002;

provided, however, if a term sheet from a lead investor for the equity portion of the Qualified Equity Financing (hereinafter defined) is not received by the Company prior to October 1, 2002, each Lender shall not be required to fund the amounts specified in items (d) through (f) above.

         4.2 Issuance of Warrants. On the Closing Date, the Company shall issue to each Lender, for no additional cash consideration, but as consideration for the risks assumed by the Lender, a warrant to purchase that number of shares of the Company's common stock (the "Warrant") equal to the product of (a) 1.5 and
(b) the principal amount specified opposite such Lender's name on Exhibit A hereto. The agreement evidencing the Warrant shall have the exercise price, shall be for the term, and shall otherwise be in substantially the form, as set forth in Exhibit E attached hereto. The number of shares issuable upon exercise of the Warrants shall be appropriately adjusted to reflect any stock split, stock dividend, combinations, recapitalizations or other such adjustment to the Company's common stock occurring subsequent to the date hereof and prior to their respective issuance. All issuances of common stock pursuant to the Warrants shall be subject to any stockholder approvals required pursuant to
Section 3.20 of the Security Agreement.

5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Lenders that the following will be true and correct at the Closing, as if made on that date:

         (a) The representations and warranties made by the Company in the Security Agreement are as fully a part of this Agreement as if set forth herein in full.

         (b) The Company further represents and warrants to the Lenders that:


                  (i) The Notes are duly authorized and, when issued, will constitute valid and binding obligations of the Company, enforceable against the Company, in accordance with their terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity and except rights to indemnification and contribution under the Note as may be limited under applicable law; and

                  (ii) Subject to any required stockholder approvals pursuant to
         Section 3.20 of the Security Agreement, the shares of the Company's common stock issuable upon conversion of the Note and exercise of the Warrants, when issued, will be duly authorized, validly issued, fully paid and non-assessable.


6. REPRESENTATIONS AND WARRANTIES OF THE LENDERS. Each Lender hereby represents and warrants to the Company that:

         6.1 Lender has all requisite power and authority to execute and deliver this Agreement and the other agreements and instruments contemplated herein to which it is a party and to consummate the transactions contemplated by this Agreement and the other agreements and instruments contemplated herein to which it is a party.

         6.2 The execution of this Agreement and the documents executed by the Lender pursuant to this Agreement have been duly authorized by all necessary actions on the part of the Lender, have been executed and delivered, and constitute valid, legal, binding and enforceable agreements of the Lender, except as may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application relating to or affecting the enforcement of creditor rights, (b) laws and judicial decisions regarding indemnification for violations of federal securities laws,
(c) the availability of specific  performance or other equitable  remedies,  and
(d) with respect to any indemnification agreements set forth herein or therein, principles of public policy.

         6.3 Lender is aware that an investment in the Note, the Warrant and any shares of the Company's common stock acquirable upon the conversion of the Note and exercise of the Warrant (the "Shares" and together with the Note and the Warrant, collectively, the "Securities"), is speculative and involves a high degree of risk. Lender has carefully considered the risks of this investment.

         6.4 Lender has such knowledge and experience in financial and business matters and is capable of evaluating the merits and risks of investing in the Securities and of protecting its interest in connection with this investment.

         6.5 Lender is purchasing the Securities for its own account, or for one or more separate accounts maintained by it for the account of one or more pension, trust or other funds, for investment purposes only, and not with a view to the resale or distribution of any of the Securities. Lender understands that it must bear the economic risk of the investment for an indefinite period of time because the sale and issuance of the Securities by the Company to the Lender has not been registered under the Securities Act of 1933, as amended (the "Act"), pursuant to an exemption from registration under Regulation D promulgated under the Act or such other available exemptions thereto, nor under any applicable state securities laws, and the Securities may not be sold or transferred by the Lender in the absence of evidence satisfactory to the Company of compliance with applicable laws, which evidence may include an opinion of counsel satisfactory to the Company that, among other things, the Securities have been registered under the Act and all applicable state securities laws or that such registrations are not required.

         6.6 Lender represents that it is an "accredited investor" within the meaning of Rule 501 of Regulation D, as presently in effect, as promulgated under the Act.

         6.7 Based upon the information provided to the Lender, no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any governmental authority or any other individual, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind is necessary or required in connection with the execution, delivery and performance by the Lender of this Agreement, or any other documents executed pursuant to this Agreement, except for federal and state securities filings, if any.

7. REGISTRATION RIGHTS. Subject to any required stockholder approvals pursuant to Section 3.20 of the Security Agreement, within sixty (60) days after the completion of project financing, whether in the form of debt or equity securities of the Company, aggregating at least $30 million to be used to finance the construction of the Company's first reprocessing facility, excluding the outstanding principal balance and interest due under the Notes on the date thereof (the "Qualified Equity Financing"), the Company shall file with the U.S. Securities and Exchange Commission ("SEC") and thereafter use commercially reasonable efforts to become effective, a registration statement under Rule 415 of the Act, or any similar rule that may be adopted by the SEC, covering the resale of the Shares (the "Registration Statement"). The Company may include in such Registration Statement other securities of the Company to be resold by holders other than the Lenders. Except as set forth above, the rights and obligations of the Lenders with respect to the registration of the Shares shall be as set forth in that certain Registration Rights Agreement, dated as of September 7, 2001, by and among the Company and the parties thereto (the "Registration Rights Agreement"), the terms of which are hereby incorporated by reference herein. To the extent that any of the terms of the Registration Rights Agreement shall be in conflict with the terms of this Agreement, the terms of this Agreement shall control.

8.       USE OF PROCEEDS; FINANCE COMMITTEE.

         8.1 Action. The Finance Committee of the Board of Directors of the Company (as presently constituted) shall take action by majority vote of the members thereof.

         8.2. Use of Proceeds.

         (a) Upon each deposit in the Corporate Account by the Lenders pursuant to Section 4.1 hereof, the Company shall pay ten percent (10%) of such deposit to Jenkens & Gilchrist, a Professional Corporation, by wire transfer in immediately available funds.

         (b) Subject to Section 8.2(a) above, the Finance Committee shall approve the expenditure of funds contained in the Company's corporate bank account (the "Company Account") as follows:

                  (i) On a monthly basis, the President or Chief Financial Officer of the Company shall review with the Finance Committee the proposed use of funds deposited and to be deposited in the Corporate Account for the next month. Such proposed use of funds shall be set forth in sufficient detail to allow the Finance Committee to determine the reasonableness of the proposed use.

                  (ii) If the Finance Committee shall determine that such proposed use and amount of funds is reasonable, the Chairman of the Finance Committee shall so notify the Lenders of its approval.

         (c) The Company will be permitted to use the funds deposited by the Lenders in the Company Account pursuant Section 8.2(a) and for the uses approved by the Finance Committee pursuant to Section 8.2(b).

         (d) Upon request by the Lenders, the Company shall provide the Lenders the materials provided to the Finance Committee in Section 8.2(b)(i) hereof.

         8.3 Upon the closing of the Qualified Equity Financing, Sections 8.1, 8.2(b), 8.2(c) and 8.2(d) shall terminate and the Finance Committee may, in the sole discretion of the Board of Directors of the Company, be dissolved.

         8.4 The parties hereby acknowledge and agree that any and all action taken or omitted by the members of the Finance Committee shall for all purposes be deemed to have been taken or omitted in their roles as directors of the Company. Nothing contained herein shall limit the members of the Finance Committee to be indemnified or seek indemnification as directors of the Company for any all action taken or omitted.

9. FUTURE LOANS. The Company hereby agrees that it shall not incur indebtedness for borrowed money, nor shall it permit any person to become a party to the Security Agreement and a holder of New Obligations (as defined in the Security Agreement), unless the material terms of any such indebtedness are made available to the Lenders and such terms are no more favorable to the proposed lender than the terms of the transactions contemplated by this Agreement, without the prior written consent of the Lenders.

10.      Miscellaneous.

         10.1 No Waiver; Cumulative Remedies. No failure on the part of the Lenders or the Company to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

         10.2 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Lenders and the Company and their respective heirs, personal representatives, successors and assigns, except that the Company may not assign any of its rights or obligations under this Agreement without the prior written consent of the Lenders.

         10.3 Amendment; Entire Agreement. THIS AGREEMENT, INCLUDING THE EXHIBITS AND SCHEDULES ATTACHED HERETO, AND THE SECURITY AGREEMENT EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDES ANY AND ALL

PRIOR  COMMITMENTS,  AGREEMENTS,  REPRESENTATIONS  AND  UNDERSTANDINGS,  WHETHER
WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO. The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the parties hereto.

         10.4 Governing Law; Severability. This Agreement shall be enforced, governed by and construed in accordance with the laws of the State of Texas applicable to agreements made and to be performed entirely within such State excepting its choice of law rules. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

         10.5 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

         10.6 Headings. The headings, captions and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

         10.7 Other Agreements. Except as specifically set forth in the Loan Documents, the Loan Documents shall not constitute a waiver of the Lenders' rights, the Company's obligations or the conditions, if any, contained any other agreements, instruments or documents, as previously amended, modified and restated, by and between the Company and each Lender hereto.



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         IN WITNESS  WHEREOF,  the  Company  and the  Lenders  have  caused this
Agreement to be duly executed as of the day and year first above written.


                                            COMPANY:
                                            -------

                                            PROBEX CORP.,
                                            a Delaware corporation


                                            By: /s/ Bruce A. Hall
                                               ---------------------------
                                            Name: Bruce A. Hall
                                            Title: Senior Vice President




 Remainder of Signature Pages and Exhibits and Schedules Intentionally Omitted.